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                                                                    Exhibit J(1)


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" in this Registration Statement (Form N-1A 33-17619) of Goldman Sachs Enhanced Income Fund.


                                                    /s/ ERNST & YOUNG LLP

New York, New York
June 14, 2000